                                                                    EXHIBIT 4.2

                    STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
                                    Company,

                       [NAME OF CERTIFICATE ADMINISTRATOR]
                            Certificate Administrator

                                       and

                                [NAME OF TRUSTEE]
                                     Trustee

                         ------------------------------

                                 TRUST AGREEMENT
                         Dated as of [_______ __, 20__]

                         -------------------------------

              Mortgage Pass-Through Certificates, Series 20[___-__]



                                                                                                             PAGE

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01               Defined Terms.........................................................................2

                                   ARTICLE II
         CONVEYANCE OF THE UNDERLYING MORTGAGE SECURITIES; ORIGINAL ISSUANCE OF THE CERTIFICATES

                                   ARTICLE III
            ADMINISTRATION OF THE UNDERLYING AGENCY SECURITIES; REPORTS TO CERTIFICATEHOLDERS

                                   ARTICLE IV
                         PAYMENTS TO CERTIFICATEHOLDERS

                                    ARTICLE V
                                THE CERTIFICATES



                                       ii

                                  (continued)



                                                                                                             PAGE

SECTION 5.04               Persons Deemed Owners................................................................23

SECTION 5.05               Appointment of Paying Agent..........................................................23

                                   ARTICLE VI
                  THE COMPANY AND THE CERTIFICATE ADMINISTRATOR

SECTION 6.01               Respective Liabilities of the Company and the Certificate
                           Administrator........................................................................23

SECTION 6.02               Merger, Consolidation or Conversion of the Company or the Certificate
                           Administrator........................................................................23

SECTION 6.03               Limitation on Liability of the Company, the Certificate Administrator
                           and Others...........................................................................24

SECTION 6.04               Company and Certificate Administrator Not to Resign..................................24

                                   ARTICLE VII
                                     DEFAULT

                                  ARTICLE VIII
                                   THE TRUSTEE

SECTION 8.05               Certificate Administrator to Pay Trustee's Fees and Expenses;



                                      iii

                                  (continued)



                                                                                                             PAGE

SECTION 8.11               Appointment of Office or Agency......................................................34

                                   ARTICLE IX
                                   TERMINATION

SECTION 9.01               Termination..........................................................................35

SECTION 9.02               Additional Termination Requirements..................................................36

                                    ARTICLE X
                                REMIC PROVISIONS

SECTION 10.01              REMIC Administration.................................................................37

SECTION 10.02              Certificate Administrator and Trustee Indemnification................................40

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS



                                       iv

                                  (continued)



                                                                                                             PAGE

EXHIBITS

Exhibit A-1                         Form of Class [A-1] [A-2] [A-3] [S] Certificate
Exhibit A-2                         Form of Class R Certificate
Exhibit B-1                         Form of Transfer Affidavit and Agreement
Exhibit B-2                         Form of Transferor Certificate



                                       v

        THIS TRUST AGREEMENT, dated as of [___________ 1, 20__], by and among
Stanwich Asset Acceptance Company, L.L.C., as the company (together with its permitted successors and assigns, the "Company"), [______________] (together with its permitted successors and assigns, the "Certificate Administrator") and
[_____________], as trustee (together with its permitted successors and assigns
(the "Trustee")).

                              PRELIMINARY STATEMENT

         The Company is the owner of the Underlying Agency Securities being conveyed by it to the Trustee for inclusion in the Trust Fund and has duly authorized the execution and delivery of this Agreement to provide for the sale and conveyance to the Trustee of the Underlying Agency Securities and the
issuance of the Mortgage Pass-Through Certificates, Series 20[__-__], Class
[A-l], Class [A-2], Class [A-3], Class [S] and Class R (collectively, the
"Certificates"), representing in the aggregate all of the "regular interests"
and "residual interests" in the Trust Fund, which Certificates are issuable as provided in this Agreement. All covenants and agreements made by the Company, the Certificate Administrator and the Trustee herein are for the benefit of the
Holders of the Certificates. The Company and the Certificate Administrator are
entering into this Agreement, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         The Underlying Agency Securities are [GNMA] [I] [II] Certificates and
are identified as [____________]. The Aggregate Underlying Certificate Balance
as of the Closing Date will be $[____________].

         The following table sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, features, Maturity Date and initial rating for each Class of Certificates comprising the interests in the
Trust Fund created hereunder.



                                  Pass-Through     Aggregate Initial
         Designation Rate             Rate         Principal Balance           Features
         ----------------         ------------     ------------------      ------------------

         Class [A-1]                  [ ]%                $[ ]             Sequential
         Class [A-2]                  [ ]%                $[ ]             Sequential
         Class [A-3]                  [ ]%                $[ ]             Sequential/Accrual
         Class [S]                    [ ]%                $[ ]             Fixed Strip
         Class R                      [ ]%                $[ ]             Residual




                                    Maturity                       Initial Rating
         Designation                  Date             [S&P]           [Fitch]         [Moody's]
         ------------               --------           -----       --------------      ---------

         Class [A-1]
         Class [A-2]
         Class [A-3]
         Class [S]
         Class R


         In consideration of the premises and the mutual agreements herein contained, the Company, the Certificate Administrator and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "Accretion Termination Date": With respect to the Class [A-3]
Certificates, the first Distribution Date on which the Certificate Principal
Balances of the Class R, Class [A-1] and Class [A-2] Certificates have been reduced to zero.

         "Accretion Amount": As to any Distribution Date, the amount set forth in Section 4.01(b).

         "Accrued Certificate Interest": With respect to each Distribution Date,
(a) as to each Class of Certificates (other than the Class [S] Certificates), one month's interest accrued on the Certificate Principal Balance of the
Certificates of such Class at the related Pass-Through Rate and (b) in the case of the Class [S] Certificates, one month's interest accrued on the related
Notional Amount at the related Pass-Through Rate. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case, Accrued Certificate Interest on any Class of Certificates
will be reduced by the amount (to the extent such amount is allocated to the
Underlying Agency Securities) of the following shortfalls: (i) Prepayment
Interest Shortfalls, and (ii) any other interest shortfalls, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and
Sailors' Civil Relief Act of 1940, as amended; with all such reductions allocated among the Certificates in proportion to their respective amounts of
Accrued Certificate Interest which would have resulted absent such reductions.

         "Affiliate": An "affiliate" of, or Person "affiliated" with, a specified Person, is a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

         "Aggregate Underlying Certificate Balance": As of any date of determination, the aggregate of the Underlying Certificate Balances of all of the Underlying Agency Securities as of such date. As of the Closing Date, the
Aggregate Underlying Certificate Balance was $[], after giving effect to distributions made thereon prior to the Closing Date.

         "Agreement": This Trust Agreement together with all amendments hereof and supplements hereto.

         "Anticipated Termination Date": Any Distribution Date on which the
Certificate Administrator anticipates that the Trust Fund will be terminated pursuant to Section 9.01.

         "Available Distribution Amount": As of any Distribution Date, the
aggregate amount on deposit in the Certificate Account as of such Distribution
Date, net of any portion thereof which represents amounts payable pursuant to clauses (ii) and (iii) of Section 3.04.

         "Business Day": Any day other than (i) a Saturday or a Sunday, or (ii)
a day on which banking institutions in the State of New York[, the State of
[__________] or the State of [_________]] and such other state or states in which the Certificate Account or any account relating to the Underlying Agency
Securities are required or authorized by law or executive order to be closed.

         "Certificate": Any Class [A-1], Class [A-2], Class [A-3], Class [S] or
Class R Certificate.

         "Certificate Account": The trust account or accounts, which shall at all times be Eligible Accounts, created and maintained by the Trustee pursuant to Section 3.03. Funds deposited in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in Article
III hereof.

         "Certificate Administrator": [___________] or its successor in interest, solely in its capacity as certificate administrator under this
Agreement, or any successor certificate administrator appointed as provided herein.

         "Certificateholder or Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a Holder of a Class R
Certificate for any purpose hereof. Solely for the purpose of giving any consent or exercising any Voting Rights pursuant to this Agreement, any Certificate registered in the name of the Company, the Certificate Administrator or any
Affiliate of either of them shall be deemed not to be Outstanding and the
Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or
Voting Rights necessary to effect any such consent or direction has been obtained.

         "Certificate Principal Balance": With respect to each Certificate
(other than the Class [S] Certificates), on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof plus (ii) in the case of the Class [A-3]
Certificates, all Accrued Certificate Interest added to the Certificate
Principal Balances thereof on each Distribution Date on or prior to the
Accretion Termination Date pursuant to Section 4.01(b), minus (iii) the aggregate of all amounts previously distributed with respect to such Certificate and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.01. The Class [S] Certificates have no Certificate Principal Balance.

         "Certificate Registrar and Certificate Register": The registrar appointed and the register maintained pursuant to Section 5.02.

         "Class": Collectively, all of the Certificates bearing the same designation.

         "Class [A-1] Certificate": Any one of the Class [A-1] Certificates,
executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto

as Exhibit A-1 and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

         "Class [A-2] Certificate": Any one of the Class [A-2] Certificates,
executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1 and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the
REMIC Provisions.

         "Class [A-3] Certificate": Any one of the Class [A-3] Certificates,
executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1 and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the
REMIC Provisions.

         "Class R Certificate": Any one of the Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-2 and evidencing an interest designated as a
"residual interest" in the REMIC for purposes of the REMIC Provisions.

         "Class [S] Certificate": Any one of the Class [S] Certificates,
executed by the Trustee and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1 and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the
REMIC provisions.

          "Closing Date":  [_________, 20__].

         "Code":  The Internal Revenue Code of 1986.

         "Corporate Trust Office": The principal corporate trust office of the
Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at
[_________].

         "Disqualified Organization": Any of the following: (i) the United
States, any State or political subdivision thereof, any possession of the United
States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by
Chapter 1 of the Code (unless such organization is subject to the tax imposed by
Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 (a) (2) (C) of the
Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause Trust Fund or any Person having an ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person.
The terms "United

States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         "Distribution Date": The third Business Day following each Underlying
Security Distribution Date, commencing with the Distribution Date on
[___________, 20__] .

         "Eligible Account": An account that is any of the following: (i)
maintained with a depository institution the debt obligations of which have been rated by the Rating Agency in its highest rating available, (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any such deposits not so insured shall, to the extent acceptable to the Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and the Rating Agency) the registered Holders of
Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained in the corporate trust department of [________], or (iv) an account or accounts of a depository institution acceptable to the Rating Agency (as evidenced in writing by the Rating Agency that use of any such account as the Certificate Account will not reduce the rating assigned to the Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such
Certificates as of the Closing Date by such Rating Agency).

         "ERISA": The Employment Retirement Income Security Act of 1974, as
amended.

         "Event of Default":  As defined in Section 7.01.

         ["GNMA Issuer": Any one of the mortgage banking companies or other financial concerns approved by GNMA that has issued and is servicing an
Underlying Security.]

          "Independent": When used with respect to any specified Person, such a
Person who (i) is in fact independent of the Company, the Certificate
Administrator and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest in the Company, the Certificate Administrator and the
Trustee, or any Affiliate thereof, and (iii) is not connected with the Company, the Certificate Administrator and the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         "Initial Certificate Principal Balance": With respect to each
Certificate (other than a Class [S] Certificate) the initial Certificate
Principal Balance of such Certificate as specified on the face thereof as of the
Closing Date.

         "Maturity Date": The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the
Certificate Principal Balance of each Class of Certificates representing a regular interest in the REMIC would be reduced to zero, which shall be the
Distribution Date immediately following the latest stated maturity date of any of the Underlying Agency Securities.

         "Mortgage Loans": With respect to any Underlying Agency Security, the mortgage loans in which such Underlying Agency Security evidence a beneficial ownership interest.

         "Non-United States Person": Any Person other than a United States
Person.

         "Notice of Final Distribution": With respect to any Underlying Agency
Security, the notice to be provided pursuant to the Trustee as holder of such
Underlying Agency Security to the effect that final distribution on such
Underlying Agency Security shall be made only upon presentation and surrender thereof.

         "Notice of Termination": Any of the notices given to the Trustee by the
Certificate Administrator pursuant to Section 9.01(b).

         "Notional Amount": As of any Distribution Date, with respect to the
Class [S] Certificates, the Aggregate Underlying Certificate Balance immediately prior to the most recent Underlying Security Distribution Date.

         "Officer's Certificate": A certificate signed by the President, Chief
Financial Officer, Treasurer, any Vice President, Secretary or any other officer authorized by the board of directors of the Company, the Certificate
Administrator or the Trustee, as required by this Agreement.

         "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Company or the Certificate Administrator, which opinion is reasonably acceptable to the Trustee; except that any opinion of counsel relating to (i)
the qualification of any account required to be maintained pursuant to this
Agreement as an Eligible Account or (ii) the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions, must be an opinion of
Independent counsel.

         "Outstanding": With respect to the Certificates, as of the date of determination, all Certificates previously executed and delivered under this
Agreement except (i) Certificates previously canceled by the Trustee or delivered to the Trustee for cancellation; and (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered pursuant to this Agreement.

         "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the
Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Pass-Through Rate": With respect to each Class of Certificates, the respective per annum rate set forth in the Preliminary Statement hereto.

         "Paying Agent":  Any Paying Agent appointed by the Trustee.

         "Percentage Interest": With respect to a Certificate (other than a
Class [S] Certificate or a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate
Principal Balance thereof divided by the aggregate Initial Certificate Principal
Balance of all of the Certificates of the same Class. With respect to a Class
[S] Certificate or a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate.

         "Permitted Investments":  One or more of the following:

                  (i) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United
         States;

                  (ii) repurchase agreements on obligations specified in clause
         (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by the Rating
         Agency in its highest short-term rating available;

                  (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers'
         acceptances, shall in no event have an original maturity of more than
         365 days or a remaining maturity of more than 30 days) denominated in
         United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard
         & Poor's in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by the Rating Agency in its highest short-term rating available; and provided further that if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+
         if Standard & Poor's is the Rating Agency;

                  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the
         United States or any state thereof which on the date of acquisition has been rated by the Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

                  (v) a money market fund or qualified investment fund rated by the Rating Agency in its highest rating available; and

                  (vi) other obligations or securities that are acceptable to the Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to the Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency, as evidenced in writing; provided, however, that no instrument shall be a
         Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean Aaa in the case of Moody's
         Investors Service, Inc., AAA in the case of Standard & Poor's and Fitch
         Investors Service, Inc. and in the case of any other Rating Agency shall mean such ratings without any plus or minus, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean P-1 in the case of Moody's
         Investors Service, Inc., A-1 in the case of Standard & Poor's and either A-1 by Standard & Poor's, P-1 by Moody's Investors Service, Inc.
         or F-1 by Fitch Investors Service, Inc. in the case of Fitch Investors
         Service, Inc.

         "Permitted Transferee": Any Transferee of a Class R Certificate, other than a Disqualified Organization or a Non-United States Person.

         "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Prepayment Assumption": A prepayment assumption of [__]% of the standard prepayment assumption used for determining the accrual of original issue discount and market discount on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of [__]% per annum of the outstanding principal balance of such mortgage loans in the first month of life of the mortgage loans, increasing by an additional [__]% per annum in each succeeding month until the thirtieth month, and a constant [__]% per annum rate of prepayment thereafter for the life of the mortgage loans.

         "Principal Distribution Amount": With respect to any Distribution Date, the sum of (i) the aggregate of the Underlying Certificate Principal
Distribution Amount for the immediately preceding Underlying Security
Distribution Date, plus any amounts received as described in Section 3.03(a)(ii)
since the preceding Distribution Date to the extent allocated to principal of one or more Underlying Agency Securities and (ii) the Accretion Amount.

         "Rating Agencies": [________] and [________]. If an agency or a successor is no longer in existence, "Rating Agency" shall include such statistical credit rating agency, or other comparable Person, designated by the
Company, notice of which designation shall be given to the Trustee and the
Certificate Administrator.

         "Record Date": With respect to any Distribution Date, other than the first Distribution Date, the last Business Day of the month preceding the month in which the Underlying Security Distribution Date on the Underlying Agency
Securities occurs and with respect to the first Distribution Date, the Closing
Date.

         "Reference Date":  [______________ 1, 20__].

         "Regular Certificates": Any of the Certificates other than the Class R
Certificates.

         "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         "REMIC Provisions": Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Subchapter M of Chapter
1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         "Residual Certificate":  Any one of the Class R Certificates.

         "Responsible Officer": When used with respect to the Trustee, any officer of the Trustee employed in its corporate trust department, including any
Senior Vice President, any Vice President, any Assistant Vice President, any
Assistant Secretary, any Trust Officer or Assistant Trust Officer or Assistant
Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter arising under this Agreement, such matter is referred.

         "Servicing Fee": With respect to any Distribution Date, the fee payable monthly to the Certificate Administrator in respect of its compensation hereunder that accrues at an annual rate equal to [__]% on the Aggregate
Underlying Certificate Balance as in effect immediately prior to the preceding
Underlying Security Distribution Date.

         "Servicing Officer": Any officer of the Certificate Administrator involved in, or responsible for, the administration and servicing of the Trust
Fund whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Certificate Administrator, as such list may from time to time be amended.

         "Standard & Poor's": Standard & Poor's Ratings Group or its successor in interest.

         "Tax Returns": The federal income tax return on Internal Revenue
Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax
Return, including Schedule Q thereto, Quarterly Notice to Residual Interest
Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

         "Termination Date": The Distribution Date on which the Trust Fund is terminated pursuant to Section 9.01.

         "Trust Fund": The corpus of the trust created by and to be administered under this Agreement consisting of: (i) the Underlying Agency Securities, (ii)
all distributions thereon payable after the Closing Date and (iii) the
Certificate Account and such assets that are deposited therein from time to time, together with any and all income, proceeds and payments with respect thereto.

         "Trustee": [________], a [national bank] [[state bank] [trust company]
[organized under the laws of [_________]] or its successor in interest, or any successor trustee appointed as herein provided.

         "Underlying Security": Any of the [GNMA] [I] [II] Certificates
transferred to the Trustee by the Company pursuant to Section 2.01 to be held as a part of the Trust Fund, as more fully described in the Preliminary Statement hereto.

         "Underlying Agency Securityholder": The registered holder of any
Underlying Agency Security which, following the execution and delivery of this
Agreement by the parties hereto, shall be the Trustee for the benefit of the
Certificateholders.

         "Underlying Certificate Balance": With respect to any Underlying Agency
Security, as of any Underlying Security Distribution Date (following all distributions to be made with respect to the Underlying Agency Security on such
Underlying Security Distribution Date), and as of any date of determination thereafter until the next succeeding Underlying Security Distribution Date, the principal balance of such Underlying Agency Security as set forth in, or calculated in accordance with the terms of such Underlying Agency Security on the basis of, the Underlying Security Distribution Date Statement sent to the
Trustee as Underlying Agency Securityholder relating to such Underlying Security
Distribution Date.

         "Underlying Certificate Principal Distribution Amount": With respect to any Distribution Date, the aggregate amount actually distributed on the
Underlying Agency Securities on the immediately preceding Underlying Security
Distribution Date and identified as applied to reduce the related Underlying
Certificate Balance in the respective Underlying Security Distribution Date
Statement.

         "Underlying Certificate Rate": With respect to any Underlying Agency
Security and any Underlying Security Distribution Date, the rate per annum at which interest payable with respect to such Underlying Agency Security on such
Underlying Security Distribution Date accrued.

         "Underlying Security Distribution Date": With respect to any Underlying
Agency Security, the "Distribution Date", as such term is defined on such
Underlying Agency Security.

         "Underlying Security Distribution Date Statement": With respect to any
Underlying Agency Security and any Underlying Security Distribution Date, the
monthly remittance report forwarded to the holder thereof with respect to such
Underlying Security Distribution Date pursuant to such Underlying Agency
Security.

         "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. The term "United States" shall have the meaning set forth in Section 7701 of the
Code or successor provisions.

         "Voting Rights": The portion of the voting rights of all Certificates which is allocated to any Certificate. For so long as the related Classes of
Certificates remain outstanding, [__]% of

                                       10

all of the Voting Rights shall be allocated among all Holders of the Class [A-1]
Certificates, Class [A-2] Certificates and Class [A-3] Certificates in
proportion to their then outstanding Certificate Principal Balances; and
[__]% and [__]% of the Voting Rights shall be allocated among the Class [S] and the Class R Certificates, respectively, in proportion to the Percentage
Interests evidenced by their respective Certificates.

                                   ARTICLE II

           CONVEYANCE OF THE UNDERLYING MORTGAGE SECURITIES; ORIGINAL
                          ISSUANCE OF THE CERTIFICATES

         SECTION 2.01 Conveyance of the Underlying Agency Securities. The
Company, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set-over and otherwise convey to the Trustee, in trust, for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Company in and to the Underlying Agency Securities and
all other assets constituting the Trust Fund. Such assignment includes, without limitation, all amounts payable to and all rights of the Underlying Agency
Securityholders after the Closing Date.

         In connection with such transfer and assignment, the Company does hereby deliver to, and deposit with, the Trustee each of the Underlying Agency
Securities, together with the following documents or instruments relating to each Underlying Agency Security:

                  (i) a duly issued and authenticated certificate for each
         Underlying Agency Security, each evidencing the entire interest in such
         [series and class] and registered in the name of "[Name of Trustee], as trustee under the Trust Agreement relating to Mortgage Pass-Through
         Certificates, Series 20[__-__]"; and

                  (ii) copies of the most recent Underlying Security
         Distribution Date Statements, if any, delivered to the related
         Underlying Agency Securityholder with respect to such Underlying Agency
         Security.

         The transfer of the Underlying Agency Securities and all other assets constituting the Trust Fund is absolute and is intended by the parties hereto as a sale by the Company to the Trustee of the Underlying Agency Securities for the
benefit of the Certificateholders. Except as provided in Sections 3.02(b) and
9.01 hereof, the Trustee shall not assign, sell, dispose of or transfer any interest in the Underlying Agency Securities or any other asset constituting the
Trust Fund or permit the Underlying Agency Securities or any other asset constituting the Trust Fund to be subjected to any lien, claim or encumbrance arising by, through or under the Trustee or any Person claiming by, through or under the Trustee.

         SECTION 2.02 Acceptance by Trustee. The Trustee hereby acknowledges receipt of the documents referred to in Section 2.01(i) and (ii) above and declares that it holds and will hold the Underlying Agency Securities and such other documents and instruments delivered to it with respect to the Underlying
Agency Securities in trust for the use and benefit of all present and future
Certificateholders. Upon delivery of any document or instrument relating to a
Underlying

                                       11

Agency Security by the Company or the Certificate Administrator, the Trustee
shall acknowledge receipt of such documents.

         SECTION 2.03 Execution and Authentication of Certificates. Concurrently
with the transfer and delivery of the Underlying Agency Securities and all related documents and instruments, the Trustee has executed, authenticated and delivered, to or upon the order of the Company, the Certificates duly executed and authenticated by the Trustee in authorized Percentage Interests, registered in such names as the Company has requested.

                                  ARTICLE III

         ADMINISTRATION OF THE UNDERLYING AGENCY SECURITIES; REPORTS TO
                               CERTIFICATEHOLDERS

         SECTION 3.01 Administration of the Trust Fund and the Underlying Agency
Securities. (a) If at any time the Trustee, as Underlying Agency Securityholder, is requested in such capacity to take any action or to give any consent, approval or waiver, or if an Event of Default as defined under the terms of the
Underlying Agency Security occurs, the Trustee, in its capacity as Underlying
Agency Securityholder, may take such action in connection with the enforcement of any rights and remedies available to it in such capacity with respect thereto and only in accordance with the written directions of Holders of Certificates evidencing at least 51% of the Voting Rights. The Trustee shall promptly notify all of the Certificateholders of any such request.

         (b) The holders of the Class R Certificates shall pay in proportion to their ownership interests in such Class R Certificates any taxes imposed on the
Trust Fund resulting from the Certificate Administrator's exercise of any option to repurchase any of the Underlying Agency Securities in accordance with the
Assignment and Assumption Agreement.

         SECTION 3.02 Collection of Monies. (a) In connection with its receipt of any distribution on a Underlying Agency Security on any Underlying Security
Distribution Date, the Trustee shall review the Underlying Security Distribution
Date Statement and shall confirm that the information contained therein is arithmetically correct. If (i) the Trustee shall not have received a distribution on any Underlying Agency Security by the close of business on the date on which such distribution was to be received by the Trustee, the Trustee shall notify the Certificate Administrator if such distribution shall not have been received by the Trustee one Business Day following such notice or (ii) the
Trustee shall gain actual knowledge of any event of default under and as defined in any Underlying Agency Security, the Trustee shall promptly notify the
Certificate Administrator and the Certificateholders and such parties shall proceed in accordance with the terms and conditions of Section 3.01(a).

         (b) Except as otherwise provided in Section 9.01, upon its receipt of a
Notice of Final Distribution, the Trustee shall present and surrender the applicable Underlying Agency Security to which such notice applies for final payment thereon in accordance with the terms and conditions of such Underlying
Agency Security and such Notice of Final Distribution. The Trustee shall promptly deposit in the Certificate Account the final distribution received upon presentation and surrender of such Underlying Agency Security.

                                       12

         SECTION 3.03 Establishment of Certificate Account; Deposits in
Certificate Account. (a)The Trustee, for the benefit of the Certificateholders, shall establish and maintain one or more accounts (collectively, the
"Certificate Account"), each of which shall be an Eligible Account, entitled
"[Name of Trustee], in trust for the registered holders of Mortgage
Pass-Through Certificates, Series 20[__-__]", held in trust by the Trustee for the benefit of the Certificateholders. The Trustee shall cause the following payments and collections in respect of the Underlying Agency Securities to be deposited directly into the Certificate Account:

                  (i) all distributions received on the Underlying Agency
         Securities subsequent to the Closing Date;

                  (ii) any amounts received in connection with the sale of the
         Underlying Agency Securities pursuant to Section 9.01 in accordance with a plan of complete liquidation of the Trust Fund meeting the requirements of Section 860F(a)(4)A of the Code[, or in connection with any optional repurchase by the Certificate Administrator or any GNMA
         Issuer of any Underlying Security]; and

                  (iii) any other amounts specifically required to be deposited in the Certificate Account hereunder.

         The foregoing requirements for deposit in the Certificate Account shall be exclusive.

         (b) Funds in the Certificate Account shall be invested by the Trustee in Permitted Investments in accordance with the provisions set forth in Section
4.04. The Trustee shall give notice to the Certificate Administrator and the
Company of the location of each Certificate Account upon establishment thereof and prior to any change thereof.

         SECTION 3.04 Permitted Withdrawals From the Certificate Account. The
Trustee shall from time to time withdraw funds from the Certificate Account for the following purposes:

                  (i) to make distributions in the amounts and in the manner provided for in Section 4.01;

                  (ii) to pay to the Certificate Administrator on each
         Distribution Date, as compensation for its services hereunder, the
         Servicing Fee plus any investment income on amounts in the Certificate
         Account;

                  (iii) to reimburse the Company or the Certificate
         Administrator for expenses incurred by and reimbursable to the Company or the Certificate Administrator pursuant to Section 6.03, Sections
         10.01(c) and (g) or as otherwise permitted under this Agreement; and

                  (iv) to clear and terminate the Certificate Account upon the termination of this Agreement.

                                       13

         On each Distribution Date, the Trustee shall withdraw all funds from the Certificate Account and shall use such funds withdrawn from the Certificate
Account only for the purposes described in this Section 3.04 and in Section
4.01.

         SECTION 3.05 Annual Statement as to Compliance. On or before March 31st of each calendar year, beginning with calendar year [20__], the Certificate
Administrator shall deliver to the Trustee an Officer's Certificate stating that
(a) a review of the activities of the Certificate Administrator during the preceding calendar year and of its performance under this Agreement (and similar agreements) has been made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Certificate Administrator has fulfilled in all material respects all of its material obligations under this Agreement (and similar agreements)
throughout such year, or, if there has been a default in the fulfillment in any material respect of any such obligation, specifying each such default known to such officer, the nature and status thereof.

         SECTION 3.06 Rights of the Company in Respect of the Certificate
Administrator. The Certificate Administrator shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Certificate Administrator in respect of its rights and obligations hereunder and access to officers of the Certificate Administrator responsible for such obligations. Upon request, the Certificate Administrator shall furnish the Company with its most recent financial statements and such other information as the Certificate Administrator possesses regarding its business, affairs, property and condition, financial or otherwise. The Certificate Administrator shall also cooperate with all reasonable requests for information including, but not limited to, notices and copies of files, regarding itself, the Underlying
Agency Securities or the Certificates from any Person or Persons identified by the Company or the Certificate Administrator. The Company may, but is not
obligated to, enforce the obligations of the Certificate Administrator hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Certificate Administrator hereunder or exercise the rights of the Certificate Administrator hereunder; provided that the Certificate
Administrator shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the
Certificate Administrator and is not obligated to supervise the performance of the Certificate Administrator under this Agreement or otherwise.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

         SECTION 4.01 Distributions. (a) On the Business Day prior to each
Distribution Date, the Certificate Administrator shall provide written notice to the Trustee indicating the amount of Accrued Certificate Interest on each Class of the Certificates, and the Principal Distribution Amount and the allocation thereof to each Class of Certificates, for such Distribution Date. On each
Distribution Date, the Trustee shall withdraw from the Certificate Account all funds then on deposit, and the Trustee or the Paying Agent appointed by the
Trustee shall distribute to the Holders of each respective Class of
Certificates, from such Available Distribution Amount, the

                                       14

following amounts, in the following order of priority, in each case to the extent of the Available Distribution Amount:

                  (i) first, concurrently to the Class [A-1] Certificateholders,
         Class [A-2] Certificateholders, Class [S] Certificateholders and Class
         R Certificateholders on a pro rata basis based on the Accrued
         Certificate Interest payable thereon, Accrued Certificate Interest on such Class of Certificates as applicable for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid for any previous Distribution Date;

                  (ii) second, an amount equal to the Principal Distribution
         Amount shall be distributed in reduction of the Certificate Principal
         Balances of the Classes set forth below as follows:

                           (A) first, to the Class R Certificates, until the
                  Certificate Principal Balance thereof is reduced to zero;

                           (B) second, to the Class [A-1] Certificates, until
                  the Certificate Principal Balance thereof is reduced to zero;
                  and

                           (C) third, to the Class [A-2] Certificates, until the
                  Certificate Principal Balance thereof is reduced to zero;

                  (iii) third, to the Class [A-3] Certificateholders, Accrued
         Certificate Interest on such Classes of Certificates as applicable for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date (to the extent such unpaid Accrued Certificate Interest does not constitute an
         Accretion Amount);

                  (iv) fourth, an amount equal to the Principal Distribution
         Amount remaining after the distribution described in clause (ii) above shall be distributed in reduction of the Certificate Principal Balance of the Class [A-3] Certificates, until the Certificate Principal
         Balance thereof is reduced to zero;

provided, that if such Distribution Date is on or prior to the Accretion
Termination Date, no distribution shall be made pursuant to clause (iii) above to the Class [A-3] Certificateholders to the extent that Accrued Certificate
Interest is not then payable in accordance with Section 4.01(b); and provided further, that the amount available for interest distributions on the
Certificates on any Distribution Date as described above shall not exceed the aggregate amount distributed on the Underlying Agency Securities on the preceding Underlying Security Distribution Date in respect of interest, reduced by the Servicing Fee; and provided further, that no such unpaid Accrued
Certificate Interest on the Certificates will be carried forward to the extent that the corresponding amount of any shortfall in interest distributions on any of the Underlying Agency Securities on the preceding Underlying Security
Distribution Date is not carried forward with respect to such Underlying Agency
Securities;

         (b) On each Distribution Date prior to the Accretion Termination Date, an amount equal to the amount of Accrued Certificate Interest on the Class [A-3]
Certificates for such Distribution Date that would otherwise be distributed on such Certificates on such Distribution

                                       15

Date pursuant to Section 4.01(a)(iii) shall be added to the Certificate
Principal Balance thereof (such amount, the "Accretion Amount"). On and after the Accretion Termination Date, the entire amount of Accrued Certificate
Interest on the Class [A-3] Certificates for such Distribution Date shall be payable to such Certificates to the extent not required to retire fully the
Class [A-1], Class [A-2] and Class R Certificates on the Accretion Termination
Date. Any Accrued Certificate Interest on the Class [A-3] Certificates which is required to be paid to the holders of the Class [A-1], Class [A-2] or Class R
Certificates on the Accretion Termination Date as provided in the preceding sentence will be added to the Certificate Principal Balance of the Class [A-3]
Certificates in the manner described in the first sentence of this Section
4.01(b).

         (c) Payments on each Distribution Date will be made to the
Certificateholders of record on the related Record Date. Distributions to any
Certificateholder on any Distribution Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such
Certificateholder shall have so notified the Trustee or the Paying Agent in writing at least five Business Days prior to the Record Date and if the aggregate amount of distribution to be made to such Holder is at least $10,000, or in such other manner as shall be agreed to by the Trustee and such
Certificateholder, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         (d) Except as otherwise provided in Section 9.01, whenever the Trustee, as of five Business Days prior to any Record Date, expects that the final distribution with respect to the Certificates will be made on the related
Distribution Date, the Trustee shall, no later than such related Record Date mail to each Holder of the Certificates on such date a notice to the effect that:

                  (i) the Trustee expects that the final distribution with
         respect to the Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified; and

                  (ii) no interest shall accrue on such Certificates from and after such Distribution Date.

         SECTION 4.02 Statements to Certificateholders. On each Distribution
Date, the Certificate Administrator shall prepare and the Trustee shall forward by mail a statement to each Certificateholder stating:

                  (i) the Available Distribution Amount for such Distribution
         Date and the respective portions thereof constituting interest and principal distributions on the Underlying Agency Securities;

                  (ii) with respect to such Distribution Date, the aggregate amount of Accrued Certificate Interest and the amounts of interest and principal distributed to the Certificateholders of each Class on such
         Distribution Date pursuant to Section 4.01;

                                       16

                  (iii) the respective amounts of any prepayments and any
         purchases of mortgage Loans (due to conversion or otherwise) included in such distributions;

                  (iv) the Certificate Principal Balance or Notional Amount of
         the Certificates of each Class after giving effect to distributions of principal on such Distribution Date; and

                  (v) the Underlying Certificate Balance for each Underlying
         Agency Security as of the Underlying Security Distribution Date
         immediately preceding such Distribution Date, after giving effect to the distribution of principal made thereon on such Underlying Security
         Distribution Date.

         In the case of the information furnished pursuant to clause (ii) above, the amounts shall also be expressed as a dollar amount per Certificate evidencing a $1,000 denomination.

         In addition, the Trustee promptly will furnish to Certificateholders and the Certificate Administrator copies of any notices, statements, reports or other communications including, without limitation, the Underlying Security
Distribution Date Statements (or, in lieu thereof, if the Certificate
Administrator so elects, a summary report of information relevant to the
Certificates, reported by the [GNMA] with regard to the Underlying Agency
Securities) for each Underlying

         Security Distribution Date, received by the Trustee as the Underlying
Agency Securityholder.

         On or before March 31st of each calendar year, beginning with calendar year 20[__], the Trustee shall prepare and deliver by first class mail to each
Person who at any time during the previous calendar year was a Certificateholder of record a statement containing the information required to be contained in the regular monthly report to Certificateholders, as set forth in clause (ii) above aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the
Code and regulations thereunder as from time to time are in force. The Trustee, upon request, will furnish the Certificate Administrator with all information the Trustee has as may reasonably be requested in connection with the preparation by the Certificate Administrator of all tax returns described in
Section 10.01.

         SECTION 4.03 Access to Certain Documentation and Information. The
Trustee shall provide to the Certificateholders access to certificates and all reports, documents and records maintained by the Trustee in respect of its duties hereunder, such access being afforded without charge but only upon reasonable written request and during normal business hours at offices designated by the Trustee.

         SECTION 4.04 Permitted Investments. The Certificate Administrator shall direct any institution maintaining the Certificate Account to invest the funds in such Certificate Account in Permitted Investments, which shall mature not later than the Business Day immediately preceding the next Distribution Date
(except that, (i) any investment in the institution with which the Certificate
Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such

                                       17

Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates), and shall not be sold or disposed of prior to their maturity. All such Permitted Investments shall be made in the name of the Trustee, in trust for the Holders of the
Certificates, or its nominee. All income and gain received from any such investment shall be deposited in the appropriate Certificate Account and may only be withdrawn and applied for the purposes set forth in Section 3.04. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Certificate Administrator out of its
own funds immediately as realized.

                                    ARTICLE V

                                THE CERTIFICATES

         SECTION 5.01 The Certificates. The Certificates shall be substantially in the form set forth in Exhibits A-1 and A-2 hereto. The Certificates (other than the Class [S] Certificates and the Class R Certificates) will be issuable in registered form, with minimum initial Certificate Principal Balances as of the Closing Date of $[_______] and integral multiples of $[_____] in excess thereof[; provided, however, that one Class [___] Certificate will be issued in an initial denomination equal to $[_______], or the sum of $[_______] and any integral multiple of $[_______]]. The Class [S] Certificates and the Class R
Certificates will be issuable in registered form, in minimum denominations of not less than a [___]% Percentage Interest; [provided, however, that at all times one Class R Certificate will be held by [the Certificate Administrator] as
"tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%].

         The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such
Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         SECTION 5.02 Registration of Transfer and Exchange of Certificates. (a)
The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of this Section 5.02 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering
Certificates and transfers and exchanges of Certificates as herein provided. The
Certificate Registrar, or the Trustee, shall provide the Certificate
Administrator with a certified list of Certificateholders as of each Record Date prior to the Distribution Date. Upon satisfaction of the conditions set forth below, the

                                       18

Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest. In addition, the Trustee shall notify the Company of every proposed transfer or exchange of the Certificates.

         (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the
Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate
Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (c) In the case of any Certificate presented for registration in the name of an employee benefit plan or other plan subject to the fiduciary responsibility provisions of ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), an investment manager, a named fiduciary or a trustee of such plan, or any other Person who is using "plan assets" of any such plan to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute
"plan assets"), unless otherwise directed by the Company, the Trustee shall require an opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Certificate Administrator to
the effect that the purchase or holding of such Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Company or the Certificate Administrator to any
obligation or liability (including obligations or liabilities under ERISA or
Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Certificate Administrator. Neither the Company, the Certificate
Administrator nor the Trustee will be required to obtain such opinion of Counsel on behalf of any prospective transferee.

         (d) (i) Each Person who has or who acquires any Ownership Interest in a
Class R Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii) (A)
below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii) (B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a
Class R Certificate are expressly subject to the following provisions:

                           (A) Each Person holding or acquiring any Ownership
                  Interest in a Class R Certificate shall be a Permitted
                  Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                                       19

                           (B) In connection with any proposed Transfer of any
                  Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement" attached hereto as Exhibit B-1) from the proposed Transferee, in form and substance satisfactory to the Trustee and the Certificate
                  Administrator, representing and warranting, among other
                  things, that it is a United States Person and Permitted
                  Transferee, that it is not acquiring its ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its
                  Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them and (II) a certificate, attached hereto as Exhibit B-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Certificate
                  Administrator, representing and warranting, among other
                  things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                           (C) Notwithstanding the delivery of a Transfer
                  Affidavit and Agreement by a proposed Transferee under clause
                  (B) above, if the Trustee has actual knowledge that the
                  proposed Transferee is not a Permitted Transferee, no transfer of an ownership Interest in a Class R Certificate to such
                  proposed Transferee shall be effected.

                           (D) Each Person holding or acquiring any ownership
                  Interest in a Class R Certificate shall agree (1) to require a
                  Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a
                  Class R Certificate and (2) not to transfer its Ownership
                  Interest unless it provides a certificate to the Trustee and the Certificate Administrator in the form attached hereto as
                  Exhibit B-2.

                           (E) Each Person holding or acquiring an Ownership
                  Interest in a Class R Certificate, by purchasing an ownership
                  Interest in such Certificate, agrees to give the Trustee
                  written notice that it is a "pass-through interest holder"
                  within the meaning of Temporary Treasury Regulations Section
                  1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership
                  Interest in a Class R Certificate, if it is, or is holding an
                  Ownership Interest in a Class R Certificate on behalf of,
                  "pass-through interest holder."

                           (F) Each Person holding or acquiring any Ownership
                  Interest in a Class R Certificate shall be a "qualified
                  institutional buyer" as defined in Rule 144A under the
                  Securities Act of 1933, as amended, or an Affiliate of the
                  Company or the Certificate Administrator.

                  (ii) The Trustee will register the transfer of any Class R
         Certificate only if it shall have received the Transfer Affidavit and
         Agreement, a Certificate of the Holder requesting such transfer in the form attached hereto as Exhibit B-2 and all of such other

                                       20

         documents as shall have been reasonably required by the Certificate
         Administrator as a condition to such registration. Transfers of the
         Class R Certificates to Non-United States Persons and "Disqualified
         Organizations" (as defined in Section 860E(e)(5) of the Code) are prohibited.

                  (iii) (A) If any Disqualified Organization shall become a
         holder of a Class R Certificate, then the last preceding Permitted
         Transferee shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such transfer of such Class R Certificate. If a Non-United States
         Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class
         R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulation Sections 1.860E-1 or
         1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R
         Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                           (B) If any purported Transferee shall become a Holder
                  of a Class R Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the Holder of such Class R
                  Certificate as described in clause (iii) (A) above shall be invalid, illegal or unenforceable, then the Certificate
                  Administrator shall have the right, without notice to the
                  Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the
                  Certificate Administrator on such terms as the Certificate
                  Administrator may choose. Such purported Transferee shall
                  promptly endorse and deliver each Class R Certificate in
                  accordance with the instructions of the Certificate
                  Administrator. Such purchaser may be the Company, the
                  Certificate Administrator itself or any affiliate of the
                  Company or the Certificate Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Certificate Administrator or its affiliates), expenses and taxes due, if any, will be remitted by the
                  Certificate Administrator to such purported Transferee. The terms and conditions of any sale under this clause (iii) (B)
                  shall be determined in the sole discretion of the Certificate
                  Administrator, and the Certificate Administrator shall not be liable to any Person having an ownership Interest in a Class R
                  Certificate as a result of its exercise of such discretion.

                  (iv) The Certificate Administrator, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the transfer of an Ownership Interest in a Class R Certificate to any
         Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation

                                       21

         Section 1.860D-l(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a
         Permitted Transferee. Reasonable compensation for providing such information may be required by the Certificate Administrator from such person.

                  (v) The provisions of this Section 5.02(d) set forth prior to this subsection (v) may be modified, added or eliminated, provided that there shall have been delivered to the Trustee:

                           (A) written notification from the Rating Agency to
                  the effect that the modification, addition or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of the Certificates below the lower of the then-current rating or the rating assigned to such
                  Certificates on the Closing Date by such Rating Agency; and

                           (B) a certificate of the Certificate Administrator
                  stating that the Certificate Administrator has received an
                  Opinion of Counsel, in form and substance satisfactory to the
                  Certificate Administrator, to the effect that such
                  modification, addition or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (1) the Trust Fund to be subject to an entity-level tax caused by the transfer of any Class R Certificate to a
                  Person that is not a Permitted Transferee or (2) a
                  Certificateholder or another Person to be subject to a
                  REMIC-related tax caused by the transfer of a Class R
                  Certificate to a Person that is not a Permitted Transferee.

         (e) No service charge shall be made for any transfer or exchange of
Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (f) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

         SECTION 5.03 Mutilated, Destroyed, Lost or Stolen Certificates. If (i)
any mutilated Certificate is surrendered to the Certificate Registrar, or the
Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the
Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the
Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate
Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if

                                       22

originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 5.04 Persons Deemed Owners. Prior to due presentation of a
Certificate for registration of transfer, the Company, the Certificate
Administrator, the Trustee, the Certificate Registrar and any agent of the
Company, the Certificate Administrator, the Trustee or the Certificate Registrar
may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
4.01 and for all other purposes whatsoever, and neither the Company, the
Certificate Administrator, the Trustee, the Certificate Registrar nor any agent of the Company, the Certificate Administrator, the Trustee or the Certificate
Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(d).

         SECTION 5.05 Appointment of Paying Agent. The Trustee may appoint a
Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.01. In the event of any such appointment, on or prior to each Distribution Date the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.01, such sum to be held in trust for the benefit of Certificateholders.

         The Trustee shall cause each Paying Agent to execute and deliver to the
Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to
Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                   ARTICLE VI

                  THE COMPANY AND THE CERTIFICATE ADMINISTRATOR

         SECTION 6.01 Respective Liabilities of the Company and the Certificate
Administrator. The Company and the Certificate Administrator shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Company and the Certificate
Administrator herein.

         SECTION 6.02 Merger, Consolidation or Conversion of the Company or the
Certificate Administrator. Subject to the following paragraph, the Company and the Certificate Administrator will each keep in full effect its existence, rights and franchises as a corporation or association under the laws of the jurisdiction of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the Certificates and to perform its respective duties under this Agreement.

         The Company or the Certificate Administrator may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Company or the Certificate

                                       23

Administrator shall be a party, or any Person succeeding to the business of the
Company or the Certificate Administrator, shall be the successor of the Company or the Certificate Administrator, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that no Event of Default shall result therefrom and such successor shall meet the qualifications set forth in Section 7.02.

         SECTION 6.03 Limitation on Liability of the Company, the Certificate
Administrator and Others. Neither the Company, the Certificate Administrator nor
any of the directors, officers, employees or agents of the Company or the
Certificate Administrator shall be under any liability to the Trust Fund or the
Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment;
provided, however, that this provision shall not protect the Company, the
Certificate Administrator or any such Person against any breach of warranties or representations made herein, or against any specific liability imposed on the
Certificate Administrator pursuant to any Section hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. The Company, the Certificate
Administrator and any director, officer, employee or agent of the Company or the
Certificate Administrator may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Certificate Administrator and any director, officer, employee or agent of the Company or the Certificate
Administrator shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. Neither the Company nor the Certificate
Administrator shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Company may in its discretion undertake any such action which it may deem necessary or desirable with respect to this
Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, and provided that such action has been consented to by the Holders of Certificates evidencing at least 51% of the Voting Rights, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company shall be entitled to be reimbursed therefor from the Certificate
Account as provided in Section 3.04. In no event shall the Certificate
Administrator be liable (solely in its capacity as Certificate Administrator)
for any error arising out of any inaccurate information contained in any
Distribution Date Statement. This provision shall not limit the Certificate
Administrator's liability in any other capacity.

         SECTION 6.04 Company and Certificate Administrator Not to Resign. The
Certificate Administrator shall not resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Certificate Administrator so causing such a conflict being of a type and nature carried on by the Certificate Administrator at the date of this
Agreement. Any such

                                       24

determination permitting the resignation of the Certificate Administrator shall be evidenced by an Opinion of Counsel to such effect which shall be delivered in form and substance satisfactory to the Trustee. No such resignation shall become effective until the Trustee or a successor certificate administrator shall have assumed the Certificate Administrator's responsibilities and obligations in accordance with Section 7.02 hereof.

                                   ARTICLE VII

                                     DEFAULT

         SECTION 7.01 Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever reason for such Event of
Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) the Certificate Administrator shall fail to observe or perform in any material respect any of the covenants or agreements on the part of the Certificate Administrator contained in the Certificates or in this Agreement and such failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Certificate Administrator by the Trustee or the Company, or to the
         Certificate Administrator, the Company and the Trustee by the Holders
         of Certificates evidencing Percentage Interests aggregating not less than 33%; or

                  (ii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the
         Certificate Administrator and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (iii) the Certificate Administrator shall consent to the
         appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Certificate
         Administrator or of, or relating to, all or substantially all of the property of the Certificate Administrator; or

                  (iv) the Certificate Administrator shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

         If an Event of Default described in this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or

                                       25

the Trustee may, and at the direction of Holders of Certificates evidencing at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the
Certificate Administrator (and to the Company if given by the Trustee or to the
Trustee if given by the Company), terminate all of the rights and obligations of the Certificate Administrator under this Agreement and in and to the Underlying
Agency Securities and the proceeds thereof, other than its rights as a
Certificateholder hereunder; provided, however, that the Certificate
Administrator will be entitled to all compensation and any income on the
Certificate Account that accrued to the Certificate Administrator prior to such termination. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Certificate Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Underlying Agency Securities and related documents, or otherwise. The Certificate Administrator agrees to cooperate with the Trustee in effecting the termination of the Certificate Administrator's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Certificate Account or thereafter be received with respect to the Underlying Agency Securities. No such termination shall release the Certificate Administrator for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

         SECTION 7.02 Trustee or Company to Act; Appointment of Successor. On
and after the time the Certificate Administrator receives a notice of termination pursuant to Section 7.01, the Trustee or, upon notice to the
Company, and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Certificate Administrator in its capacity as Certificate Administrator under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the
Certificate Administrator (except for its obligations to deposit amounts in respect of losses incurred prior to such notice of termination on the investment of funds in the Certificate Account pursuant to Section 4.04 by the terms and provisions hereof) ; provided, however, that any failure to perform such duties or responsibilities caused by the preceding Certificate Administrator's failure to provide information required by Section 4.01 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Underlying Agency Securities which the
Certificate Administrator would have been entitled to charge to the Certificate
Account if the Certificate Administrator had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Underlying Agency Securities held in the
Certificate Account. If the Trustee has become the successor to the Certificate
Administrator in accordance with Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or
FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Certificate Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Certificate Administrator hereunder. Pending appointment of a successor to the Certificate Administrator hereunder, the Trustee shall become successor to the Certificate Administrator and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements

                                       26

for the compensation of such successor out of payments on Underlying Agency
Securities as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Certificate
Administrator hereunder. The Company, the Trustee, the Certificate
Administrator, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         SECTION 7.03 Notification to Certificateholders. (a) Upon any such termination or appointment of a successor to the Certificate Administrator, the
Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

         (b) Within 60 days after the occurrence of any Event of Default, the
Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of
Default shall have been cured or waived.

         SECTION 7.04 Waiver of Events of Default. The Holders representing at least 66% of the Voting Rights of Certificates may waive such default or Event of Default; provided, however, that no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section
10.01. Upon any such waiver of a default or Event of Default, such default or
Event of Default by the Holders representing the requisite percentage of Voting
Rights of Certificates affected by such default or Event of Default, shall cease to exist and shall be deemed to have been remedied for every purpose hereunder.
No such waiver shall extend to any subsequent or other default or Event of
Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                                   THE TRUSTEE

         SECTION 8.01 Duties of Trustee. (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement and the terms of the Underlying
Agency Securities. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents or a satisfactory explanation regarding any such nonconformities.

                                       27

         The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 3.01, 4.02 and 9.01. The Trustee shall furnish in a timely fashion to the Certificate Administrator such information as the Certificate
Administrator may reasonably request from time to time for the Certificate
Administrator to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC, under the REMIC
Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement, notwithstanding the foregoing. Also, the Trustee shall have no additional obligations with respect to maintenance of the Trust
Fund as a REMIC other than as specifically set forth herein.

         (c) No provision of this Agreement shall be construed to relieve the
Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the
         Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished by the Company or the Certificate
         Administrator to the Trustee and which on their face, do not contradict the requirements of this Agreement;

                  (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible
         Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any
         Class holding Certificates which evidence, as to such Class, Percentage
         Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the
         Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (iv) The Trustee shall not be charged with knowledge of any default or an Event of Default under clauses (i), (ii), (iii) or (iv)
         of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Certificate
         Administrator, the Company, or any Certificateholder; and

                                       28

                  (v) Except to the extent provided in Section 7.02, no
         provision in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to
         it. In the event the Trustee has been authorized by Certificateholders evidencing the percentage of Percentage Interests required to authorize such action pursuant to the terms of this Agreement and the indemnification provided to the Trustee by such Certificateholders is not reasonably satisfactory to the Trustee, the Trustee may require the approval of all Certificateholders and/or additional indemnification prior to taking any such action. In addition, the Trustee may seek indemnification from the Certificate Administrator or the Company prior to taking any such action provided that neither the Certificate
         Administrator nor the Company shall be required to provide such indemnification.

         (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (i) "prohibited transaction"
penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, and (ii) any tax on contributions to the Trust Fund after the Closing Date imposed by Section 860G(d) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder which breach constitutes negligence or willful misconduct of the Trustee.

         SECTION 8.02 Certain Matters Affecting the Trustee. (a) Except as
otherwise provided in Section 8.01:

                  (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) the Trustee may consult with counsel and any opinion of
         Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of
         Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                                       29

                  (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Certificate Administrator, if an Event of Default shall have occurred and is continuing, and otherwise by the
         Certificateholder requesting the investigation;

                  (vi) the Trustee may execute any of the trusts or powers
         hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                  (vii) to the extent authorized or required from time to time under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the
         Trustee to be its attorney-in-fact for purposes of signing any Tax
         Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Certificate
         Administrator in a timely manner any Tax Returns prepared by or on behalf of the Certificate Administrator that the Trustee is required to sign as determined by the Certificate Administrator pursuant to applicable federal, state or local tax laws, provided that the
         Certificate Administrator shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

         (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any tax as a result of such contribution (including the imposition of any tax on "prohibited transactions" of the Trust Fund imposed under Section
860F(a) of the Code).

         SECTION 8.03 Trustee Not Liable for Certificates or Underlying Agency
Securities. The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Underlying Agency Securities) shall be taken as the statements of the
Company or the Certificate Administrator, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the
Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of the

                                       30

Underlying Agency Securities or any related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Certificate Administrator of any of the Certificates or of
the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Certificate Administrator in respect of the
Underlying Agency Securities deposited in or withdrawn from the Certificate
Account by the Company or the Certificate Administrator.

         SECTION 8.04 Trustee May Own Certificates. The Trustee in its
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

         SECTION 8.05 Certificate Administrator to Pay Trustee's Fees and
Expenses; Indemnification. (a) The Certificate Administrator covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the
Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Certificate Administrator will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.11)
except any such expense, disbursement or advance as may arise from its negligence or bad faith.

         (b) The Certificate Administrator agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses)
of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

                  (i) with respect to any such claim, the Trustee shall have given the Certificate Administrator written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                  (ii) while maintaining control over its own defense, the
         Trustee shall cooperate and consult fully with the Certificate
         Administrator in preparing such defense; and

                  (iii) notwithstanding anything in this Agreement to the
         contrary, the Certificate Administrator shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Certificate Administrator which consent shall not be unreasonably withheld.

                                       31

         No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Certificate Administrator to indemnify the
Trustee under the conditions and to the extent set forth herein.

         Notwithstanding the foregoing, the indemnification provided by the
Certificate Administrator in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

         (c) Notwithstanding Section 8.05(b) above, the Certificate
Administrator shall not indemnify the Trustee for any loss, liability or expense, including the costs and expenses of defending itself against any claim, incurred in connection with the Trustee's establishment, maintenance or management of the Certificate Account; provided, however, that the foregoing shall not limit the Certificate Administrator's obligation to made deposits into the Certificate Account to cover losses incurred in respect of Permitted
Investments pursuant to Section 4.04.

         SECTION 8.06 Eligibility Requirements for Trustee. The Trustee
hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

         SECTION 8.07 Resignation and Removal of the Trustee. (a) The Trustee
may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy each to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, then the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                                       32

         (c) The Holders of Certificates evidencing at least 51% of the Voting
Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

         SECTION 8.08 Successor Trustee. (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Underlying Agency Securities and related documents and statements held by it hereunder, and the Company, the Certificate Administrator and the
predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         (b) No successor trustee shall accept appointment as provided in this
Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

         (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the
Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         SECTION 8.09 Merger or Consolidation of Trustee. Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the
Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all of the corporation trust business of the
Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the
Certificate Register.

         SECTION 8.10 Appointment of Co-Trustee or Separate Trustee. (a)
Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the
Trust Fund or property securing the same may at the time be located, the
Certificate Administrator and the Trustee acting jointly shall have the power

                                       33

and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the
Trustee, or separate trustee or separate trustees, of all or any part of the
Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the
Certificate Administrator and the Trustee may consider necessary or desirable.
If the Certificate Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an
Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

         (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Certificate Administrator hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the
Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the
Trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (d) Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the
Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 8.11 Appointment of Office or Agency. The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates [______], which is located at [_______] for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the
Trustee in respect of this Agreement may be served.

                                       34

                                   ARTICLE IX

                                   TERMINATION

         SECTION 9.01 Termination. (a) Subject to Section 9.02, the respective obligations and responsibilities of the Certificate Administrator, the Company
and the Trustee created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to
Certificateholders as hereinafter set forth) shall terminate immediately upon payment to the Certificateholders of all amounts held by or on behalf of the
Trustee and required to be paid to them hereunder following the earlier to occur of (i) the repurchase by the Certificate Administrator or the Company of all of
the Underlying Agency Securities and other assets remaining in the Trust Fund at a price equal to 100% of the then outstanding Certificate Principal Balance of each of the Class [A-1], Class [A-2], Class [A-3] and Class R Certificates on
the day of repurchase together with accrued interest thereon on such then outstanding Certificate Principal Balance and on the Certificates and the Class
[S] Certificates at the then applicable Notional Amount at the related
Pass-Through Rate to the first day of the month in which the proceeds of such repurchase are to be distributed, and (ii) the last action required to be taken by the Trustee on the Termination Date pursuant to this Article IX following receipt of the final distribution to be made on the last remaining Underlying
Agency Security in the Trust Fund upon presentation and surrender of such
Underlying Agency Security in accordance with the terms and conditions thereof;
provided, however, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

         The right of the Certificate Administrator or the Company to repurchase all of the Underlying Agency Securities pursuant to (i) above shall be conditioned upon the aggregate of the Underlying Certificate Balances of such
Underlying Agency Securities at the time of any such repurchase aggregating an amount equal to or less than [_]% of the aggregate of the Underlying Certificate
Balances of the Underlying Agency Securities at the Closing Date.

         (b) The Certificate Administrator shall give the Trustee and the Rating
Agency notice (a "Notice of Termination") as soon as practicable of the
Distribution Date on which the Certificate Administrator anticipates that the final distribution will be made to the Certificateholders. Notice of any termination of the Trust Fund pursuant to this Section 9.01 shall be mailed by the Trustee to affected Certificateholders at their addresses shown in the
Certificate Register as soon as practicable after the Trustee shall have received a Notice of Termination but in any event, not more than thirty days, and not less than ten days, prior to the Anticipated Termination Date. The notice mailed by the Trustee to affected Certificateholders shall:

                           (A) specify the Anticipated Termination Date on which
                  the final distribution is anticipated to be made to Holders of the Certificates;

                           (B) specify the amount of any such final
                  distribution, if known; and

                                       35

                           (C) state that the final distribution to
                  Certificateholders will be made only upon presentation and surrender of Certificates at the office of the Trustee therein specified.

         If the Trust Fund is not terminated on the Anticipated Termination Date for any reason, the Trustee shall promptly mail notice thereof to each affected
Certificateholder.

         (c) Upon presentation and surrender of the Certificates by the
Certificateholders on the Termination Date, the Trustee shall distribute to the
Certificateholders the amounts otherwise distributable on such Distribution Date pursuant to Section 4.01(a). Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall so notify the Certificate Administrator who shall upon receipt of such notice, directly or through an agent, take reasonable steps to contact the remaining
Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the
Trustee shall pay to the Certificate Administrator all amounts distributable to the Holders thereof and the Certificate Administrator shall thereafter hold such amounts for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such
Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

         SECTION 9.02 Additional Termination Requirements. (a) The Trust Fund
shall be terminated in accordance with the following additional requirements, unless the Trustee and the Certificate Administrator have received an Opinion of
Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the
Trust Fund of taxes on "prohibited transactions", as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  (i) The Certificate Administrator shall establish a 90-day liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Certificate
         Administrator also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund under Section 860F of the Code and the regulations thereunder;

                  (ii) The Certificate Administrator shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making

                                       36

         of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                  (iii) After making the final payment on the Certificates, the
         Certificate Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R Certificates all cash remaining in the Certificate Account (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

         (b) Each Holder of a Certificate hereby irrevocably approves and appoints the Certificate Administrator as its attorney-in-fact for the purposes of adoption of the plan of complete liquidation and obtaining the signature of the Trustee in accordance with the terms and conditions of this Agreement.

                                   ARTICLE X

                                REMIC PROVISIONS

         SECTION 10.01 REMIC Administration. (a) The Certificate Administrator
shall make an election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the
REMIC election in respect of the Trust Fund, the Certificates (other than the
Class R Certificates) shall be designated as the "regular interests" and the
Class R Certificates shall be designated as the sole class of "residual interest" in the Trust Fund. The Certificate Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the Trust Fund other than the Trust Fund regular interests and the interests represented by the Certificates, respectively.

         (b) The Closing Date is hereby designated as the "Startup Day" of the
Trust Fund within the meaning of Section 860G(a)(9) of the Code.

         (c) [[The Certificate Administrator] shall hold a Class R Certificate representing a 0.01% Percentage Interest of all Class R Certificates and shall be designated as the tax matters person of the Trust Fund in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T.] [the Certificate Administrator] as tax
matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the
Trust Fund and [the Certificate Administrator] shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Certificate Account as provided by Section 3.04 unless such legal expenses and costs are incurred by reason of [the Certificate Administrator's]
willful misfeasance, bad faith or gross negligence. If [the Certificate
Administrator] is no longer the Certificate Administrator hereunder [the
Certificate

                                       37

Administrator] shall be paid reasonable compensation by any successor
Certificate Administrator hereto for so acting as "tax matters person."]

         (d) The Certificate Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the Trust
Fund created hereunder and deliver such Tax Returns in a timely manner to the
Trustee and the Trustee shall sign and file such Tax Returns in a timely manner.
The expenses of preparing such returns shall be. borne by the Certificate
Administrator without any right of reimbursement therefor. The Certificate
Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions.

         (e) The Certificate Administrator shall provide (i) to any transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund.

         (f) The Certificate Administrator shall take such actions and shall cause the Trust Fund created hereunder to take such actions as are reasonably within the Certificate Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the
Certificate Administrator, to the extent reasonably requested by the Certificate
Administrator to do so). The Certificate Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the
REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Certificate Administrator has received an opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Certificate
Administrator determines that taking such action is in the best interest of the
Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Certificate Administrator or the Trustee) to the
effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Certificate Administrator determines in its sole discretion to indemnify the Trust Fund against such tax, result in the imposition of such a tax. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the
Certificate Administrator has advised it in writing that it has received an
Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Certificate Administrator or its designee, in writing, with respect to whether such action could cause an

                                       38

Adverse REMIC Event to occur with respect to the Trust Fund, and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Certificate Administrator has advised it in writing that an
Adverse REMIC Event could occur. The Certificate Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Certificate Administrator. At all times as may be required by the Code, the Certificate Administrator will, to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the Trust Fund as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (g) In the event that any tax is imposed on "prohibited transactions"
of the Trust Fund created hereunder as defined in Section 860F(a)(2) of the
Code, on "net income from foreclosure property" of the Trust Fund as defined in
Section 860G(c) of the Code, on any contributions to the Trust Fund after the
Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Certificate Administrator, if such tax arises out of or results from a breach by the Certificate Administrator of any of its obligations under this Agreement or the Certificate Administrator has in its sole discretion determined to indemnify the Trust Fund against such tax;
(ii) to the Trustee, if such tax arises out of or results from a breach by the
Trustee of any of its obligations under this Agreement; or otherwise (iii)
against amounts on deposit in the Certificate Account as provided by Section
3.04 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate
Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

         (h) The Trustee and the Certificate Administrator shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

         (i) Following the Startup Day, neither the Certificate Administrator nor the Trustee shall accept any contributions of assets to the Trust Fund unless the Certificate Administrator and the Trustee shall have received an
Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any
Certificates are outstanding or subject the Trust Fund to any tax under the
REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (j) Neither the Certificate Administrator nor the Trustee shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the
Code.

         (k) Solely for the purposes of Section 1.860G1(a)(4)(iii) of the
Treasury regulations, the "latest possible maturity date" by which the
Certificate Principal Balance of each Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero is

                                       39

[________ __, 20_] which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan.

         (l) Within 30 days after the Closing Date, the Certificate
Administrator shall prepare and file with the Internal Revenue Service Form
8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC)
and Issuers of Collateralized Debt Obligations" for the Trust Fund.

         (m) Neither the Trustee nor the Certificate Administrator shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund,
(iii) the termination of the Trust Fund pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this
Agreement) nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to the Trust Fund after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a
REMIC or (b) unless the Certificate Administrator has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

         SECTION 10.02 Certificate Administrator and Trustee Indemnification.
(a) The Trustee agrees to indemnify the Trust Fund, the Company and the
Certificate Administrator for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the
Company or the Certificate Administrator, as a result of a breach of the
Trustee's covenants set forth in Article VIII or this Article X.

         (b) The Certificate Administrator agrees to indemnify the Trust Fund, the Company and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust
Fund, the Company or the Trustee, as a result of a breach of the Certificate
Administrator's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Certificate Administrator that contain errors or omissions.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         SECTION 11.01 Amendment. (a) his Agreement may be amended from time to time by the Company, the Certificate Administrator and the Trustee, without the consent of any of the Certificateholders:

                  (i) to cure any ambiguity;

                  (ii) to correct or supplement any provisions herein or
         therein, which may be inconsistent with any other provisions herein;

                                       40

                  (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the
         Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the
         Trust Fund pursuant to the Code that would be a claim against the Trust
         Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder;

                  (iv) to change the timing and/or nature of deposits into the
         Certificate Account, provided that (A) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (B) such change shall not adversely affect the then-current rating of the Certificates, as evidenced by a letter from the Rating Agency then rating the
         Certificates to such effect;

                  (v) to modify, eliminate or add to the provisions of Section
         5.02(d) or any other provision hereof restricting transfer of the Class
         R Certificates by virtue of their being the REMIC "residual interest", provided that (A) such change shall not adversely affect the then-current ratings of the Certificates, as evidenced by a letter from the Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel, cause either the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a tax caused by a transfer to a non-Permitted Transferee; and

                  (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

         (b) This Agreement may also be amended from time to time by the
Company, the Certificate Administrator and the Trustee with the consent of the
Holders of Certificates evidencing in the aggregate not less than 66% of the
Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                  (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                  (ii) reduce the aforesaid percentage of Certificates of any
         Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all
         Certificates of such Class then outstanding, or

                  (iii) adversely affect in any material respect the interests of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without

                                       41

         the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%.

         (c) Notwithstanding any contrary provision of this Agreement, the
Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that (1) such amendment or the exercise of any power granted to the Certificate Administrator, the
Company or the Trustee in accordance with such amendment will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding and (2) such amendment, if made pursuant to any provision of Section 11.01(a), is permitted under such provision.

         (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each
Certificateholder. It shall not be necessary for the consent of
Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         SECTION 11.02 Counterparts. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this
Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         SECTION 11.03 Limitation on Rights of Certificateholders. (a) The death or incapacity of any Certificateholder shall not operate to terminate this
Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such
Holder previously shall have given to the Trustee a notice of a default by the
Company, the Certificate Administrator or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as herein- before provided, and unless also the Holders of Certificates of any Class evidencing at least 33% of the Voting Rights of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as
Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred

                                       42

therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 11.04 Governing Law. THIS AGREEMENT AND THE CERTIFICATES SHALL
BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE
OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN
ACCORDANCE WITH SUCH LAWS.

         SECTION 11.05 Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, Stanwich Asset Acceptance Company, L.L.C., Nine Greenwich
Office Park, Greenwich, Connecticut 06831, Attention: [____________], or such other address as may hereafter be furnished to the Certificate Administrator and the Trustee in writing by the Company, (b) in the case of the Certificate
Administrator, [______], Attention: [__________], or such other address as may be hereafter furnished to the Company and the Trustee by the Certificate
Administrator in writing, (c) in the case of the Trustee, [_________],
Attention: Mortgage Pass-Through Certificates, Series 20[__-__], with a copy to
[__________], Attention: Mortgage Pass-Through Certificates, Series 20[__-__],
or such other address as may hereafter be furnished to the Company and the
Certificate Administrator in writing by the Trustee, and (d) in the case of
[name of rating agency], [__________], or such other address as may hereafter be furnished to the Company, the Trustee and the Certificate Administrator in
writing by [name of rating agency]. Any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such holder as shown in the Certificate Register and shall be conclusively presumed to have been duly given when mailed.

         SECTION 11.06 Notices to Rating Agency. The Company, the Certificate
Administrator or the Trustee, as applicable, shall notify the Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clauses (a), (b), (c), (f)
or (g) below or provide a copy to the Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (d) and (e) below:

                  (a) a material change or amendment to this Agreement;

                  (b) the occurrence of an Event of Default;

                  (c) the termination or appointment of a successor Certificate
         Administrator or Trustee or a change in the majority ownership of the
         Trustee;

                  (d) the statement required to be delivered to the Holders of the Certificates pursuant to Section 4.02;

                  (e) the statements required to be delivered pursuant to
         Section 3.05;

                                       43

                  (f) a change in the location of the Certificate Account;

                  (g) the occurrence of the Final Distribution Date; and

                  (h) the repurchase of any Underlying Agency Securities.

         SECTION 11.07 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 11.08 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

         SECTION 11.09 Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                                       44

         IN WITNESS WHEREOF, the Company, the Certificate Administrator and the
Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, if required, duly attested, to be hereunto affixed, all as of the day and year first above written.



                                                     STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

[Seal]                                                     By:
                                                           ______________________________________
                                                           Name: Title:

Attest: ______________________________________
      Name:
      Title:

                                                      [NAME OF CERTIFICATE ADMINISTRATOR] as Certificate
                                                     Administrator

[Seal]                                                     By:
                                                           ______________________________________
                                                           Name: Title:

Attest: ______________________________________
      Name:
      Title:

                                                      [NAME OF TRUSTEE], as Trustee

                                                            By:
                                                            ______________________________________
                                                            Name:
                                                            Title:

Attest: ______________________________________
      Name:
      Title:



STATE OF [___________]                )
                                      ) ss:
COUNTY OF [__________]                )

         On the [________] day of [_______ ___, 20__] before me, a notary public in and for said State, personally appeared [__________], known to me to be a
[__________] of Stanwich Asset Acceptance Company, L.L.C., one of the
corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 ______________________________
                                                 Notary Public

[Notarial Seal]

STATE OF [                            ]     )
                                            ) ss:
COUNTY OF [                           ]     )

         On the [___________] day of [_______ __, 20__] before me, a notary public in and for said State, personally appeared [________], known to me to be an [_______] of (Name of Trustee], a [_________] that executed the within instrument, and also known to me to be the person who executed it on behalf of said [____________], and acknowledged to me that such [___________] executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  _____________________________
                                                  Notary Public

[Notarial Seal]

STATE OF [                            ]     )
                                            ) ss:
COUNTY OF [                           ]     )

         On the [________] day of [_________ 20__] before me, a notary public in and for said State, personally appeared [________] to me to be the [_________]
of [Name of Certificate Administrator], one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   ____________________________
                                                   Notary Public

[Notarial Seal]

                                                                    EXHIBIT A-1

                 FORM OF CLASS [A-1] [A-2] [A-3] [S] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

         [NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT
PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE,
UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO THE
CERTIFICATE ADMINISTRATOR, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS
CERTIFICATE BY, ON BEHALF OF, OR WITH "PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE
UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION AND WILL NOT SUBJECT THE CERTIFICATE ADMINISTRATOR, THE COMPANY OR
THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT
(AS DEFINED BELOW), PROVIDED THAT NO SUCH OPINION SHALL BE REQUIRED UNDER THE
CIRCUMSTANCES SET FORTH IN THE AGREEMENT.]

         [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF
APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO
THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS [_________ __, 20__].
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [__]% OF THE STANDARD PREPAYMENT
ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT) AND ASSUMING A CONSTANT
PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS
BEEN ISSUED WITH NO MORE THAN $[________] OF OID PER [$1,000/$100,000] OF
[PRINCIPAL/NOTIONAL] AMOUNT AND THE YIELD TO MATURITY IS [_____]%, COMPUTED
UNDER THE APPROXIMATE METHOD. THERE IS NO SHORT ACCRUAL PERIOD WITH RESPECT TO
THIS CERTIFICATE. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY
AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS
TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Class [A-1] [A-2] [A-3] [S]               Certificate No. [________]

Date of Trust Agreement:                  [_]% Pass-Through Rate
[__________ 1, 20__]                      [based on Notional Amount]

Reference Date:
[___________ 1, 20__]

First Distribution Date:                  [Aggregate Initial
Certificate
[___________ __, 20__]                    Principal Balance of the
                                          Class [A-1] [A-2][A-3]
                                          Certificates as of the
                                          Reference Date:  $[______]

Certificate Administrator:                [Initial Certificate Principal
[_______________]                         Balance of this Certificate:
                                          $_____________]

Assumed Termination Date:
[____________ __, 20__]                   [Percentage Interest:_____$]

                                          CUSIP [___________]

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 20[__-__]

                  evidencing a percentage interest in any distributions
                  allocable to the Class [A-1][A-2][A-3][S] Certificates with respect to the Trust Fund consisting of the Underlying Agency
                  Securities formed and sold by Stanwich Asset Acceptance
                  Company, L.L.C.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Stanwich Asset Acceptance
Company, L.L.C., the Certificate Administrator or the Trustee. Although payment of principal and interest on the Underlying Agency Securities is guaranteed by
[GNMA], this Certificate is not guaranteed or insured by any governmental agency or instrumentality or by Stanwich Asset Acceptance Company, L.L.C., the
Certificate Administrator or the Trustee.

         This certifies that [__________] is the registered owner of the
Percentage Interest evidenced by this Certificate ([obtained by dividing the
Certificate Principal Balance of this Certificate by the aggregate Certificate
Principal Balance of all Class [A-1][A-2][A-3] Certificates, both] as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of the Underlying Agency Securities, formed and sold by
Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the "Company", which term includes any successor entity under the Agreement referred to below).
The Trust Fund was created pursuant to a Trust Agreement dated as specified above (the "Agreement") among the Company, the Certificate Administrator and
[_________], as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the

                                     A-1-2

capitalized terms used herein have the meanings assigned in the Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the third Business Day following the Underlying Security Distribution Date for the Underlying Agency Securities (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of the Underlying Security
Distribution Date for the Underlying Agency Securities (the "Record Date"), from the Available Funds in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to
Holders of Class [__] Certificates on such Distribution Date. [The Notional
Amount of the Class [S] Certificates as of any date of determination is equal to the Aggregate Underlying Certificate Balance. The Class [S] Certificates have no
Certificate Principal Balance.]

         Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto except as otherwise provided in the Agreement if such Person shall have so notified the Certificate Administrator or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of New York. [The initial aggregate
Certificate Principal Balance of the Certificates is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal.]

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates"). The
Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Agency Securities, all as more specifically set forth herein and in the Agreement.

         As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Certificate
Administrator from time to time for purposes other than distributions to
Certificateholders, such purposes including without limitation reimbursement to the Company and the Certificate Administrator of certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Certificate Administrator and the Trustee and the rights of the
Certificateholders under the Agreement at

                                     A-1-3

any time by the Company, the Certificate Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than
66% of the Percentage Interests of each Class of Certificates affected thereby.
Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the
Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the
Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage
Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Certificate Administrator, the Trustee and the
Certificate Registrar and any agent of the Company, the Certificate
Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Certificate Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

         THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to
Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following receipt of the final distribution to be made on the last remaining Underlying Agency Security in the Trust Fund upon presentation and surrender of such Underlying Agency
Security in accordance with the terms and conditions thereof.

                                     A-1-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:
                                         [NAME OF TRUSTEE],
                                         as Trustee

                                         By:    ________________________________
                                                Authorized Signatory

                                     A-1-5

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class [A-1] [A-2] [A-3] [S] Certificates referred to in the within-mentioned Agreement.

                                          [NAME OF CERTIFICATE REGISTRAR],
                                           as Certificate Registrar

                                           By:    ______________________________
                                                  Authorized Signatory

                                     A-1-6

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

         (Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within the Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination to the above named assignee and deliver such
Certificate to the following address:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Dated:
      --------------------------------

                                          -------------------------------------
                                          Signature by or on behalf of assignor

                                          -------------------------------------
                                          Signature Guaranteed

                                     A-1-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________ for the account of __________
account number _________, or, if mailed by check, to
___________________.

         Applicable statements should be mailed to:  _______________________.

         This information is provided by ___________________ the assignee named above, or ____________, as its agent.

                                     A-1-8

                                                                    EXHIBIT A-2

                           FORM OF CLASS R CERTIFICATE

         THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON
OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A
"RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

         NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN
SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, OR SECTION 4975 OF THE CODE, AS AMENDED, OR SECTION
4975 OF THE CODE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL
SATISFACTORY TO THE CERTIFICATE ADMINISTRATOR, THE COMPANY AND THE TRUSTEE THAT
THE PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF, OR WITH "PLAN ASSETS" OF SUCH
PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT SUBJECT THE CERTIFICATE
ADMINISTRATOR, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE
UNDERTAKEN IN THE AGREEMENT (AS DEFINED BELOW), PROVIDED THAT NO SUCH OPINION
SHALL BE REQUIRED UNDER THE CIRCUMSTANCES SET FORTH IN THE AGREEMENT.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE
MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE
CERTIFICATE ADMINISTRATOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER
(A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN
GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF
ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED
IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF
THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511
OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE
CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING
HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A
DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN
ADDITIONAL CONDITIONS OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE
REGISTRATION IN THE

         CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS
RESIDUAL CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN

                                     A-2-1

AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF
NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A
CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE
RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY
ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE
PROVISIONS OF THIS PARAGRAPH.

                                     A-2-2

Class R                                        Certificate No.[________]

Date of Trust Agreement:                       [_]% Pass-Through Rate
[__________ 1, 20__]

Reference Date:
[___________ 1, 20__]

First Distribution Date:                       Aggregate Initial Certificate
[___________ __, 20__]                         Principal the Class R
                                               Certificates:  $[______]

Certificate Administrator:                     Initial Certificate Principal
[_______________]                              Balance of this Certificate:
                                               $[________________________]

Assumed Termination Date:
[____________ __, 20_]                         [____] % Percentage Interest

                                               CUSIP [___________]

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 20[__-__]

                  evidencing a percentage interest in any distributions
                  allocable to the Class R Certificates with respect to the
                  Trust Fund consisting of a pool of Underlying Agency
                  Securities formed and sold by Stanwich Asset Acceptance
                  Company, L.L.C.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Stanwich Asset Acceptance
Company, L.L.C., the Certificate Administrator or the Trustee. Although payment of principal and interest on the Underlying Agency Securities is guaranteed by
[GNMA], this Certificate is not guaranteed or insured by any governmental agency or instrumentality or by Stanwich Asset Acceptance Company, L.L.C., the
Certificate Administrator or the Trustee.

         This certifies that [__________] is the registered owner of a percentage interest evidenced by this Certificate (obtained by dividing the
Initial Certificate Principal Balance of the Certificate by the aggregate
Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of Underlying Agency Securities, formed and sold by Stanwich Asset Acceptance Company, L.L.C. (hereinafter called the "Company", which term includes any successor entity under the Agreement referred to below).
The Trust Fund was created pursuant to a Trust Agreement dated as specified above (the "Agreement") among the Company, the Certificate Administrator and
[________], as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.
This Certificate is issued under and is

                                     A-2-3

subject to the terms, provisions and conditions of the Agreement, to which
Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the third Business Day following the Underlying Security Distribution Date for the Underlying Agency Securities (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of the related Distribution
Date for the Underlying Agency Securities (the "Record Date"), from the
Available Funds in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to
Holders of Class R Certificates on such Distribution Date.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a
United States Person and a Permitted Transferee, (ii) the transfer of any
Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a
United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of New York. The Initial Certificate
Principal Balance of this Certificate is set forth above. The Certificate
Principal Balance hereof will be reduced to the extent of distributions allocable to principal. Notwithstanding the reduction of the Certificate
Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         In connection with any transfer of this Certificate, the Trustee will require (a) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit plan or other plan subject to the fiduciary responsibility provisions of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA"), or (b) if such transferee is an employee benefit plan or other plan subject to ERISA, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer with respect to the permissibility of such transfer under ERISA and stating, among other things, that the transferee's acquisition of this Class
R Certificate is permissible under applicable law, will not constitute or result in any non-exempt "prohibited transaction" under Section 406 of

                                     A-2-4

ERISA or Section 4975 of the Internal Revenue Code of 1986 and will not subject the Trustee, the Company or the Certificate Administrator to any obligation or liability (including obligations under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement. Each Holder of this Class R
Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Class R Certificate must be a Permitted
Transferee (and may not be a Non-United States Person), (ii) no ownership
Interest in this Class R Certificate may be transferred without the express written consent of the Company, which consent may be conditioned on the delivery to the Company of, among other things, an opinion of counsel, (iii) any attempted or purported transfer of any Ownership Interest in this Class R
Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any Person other than a Permitted Transferee acquires any Ownership Interest in this Class
R Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Class R
Certificate to sell this Class R Certificate to a purchaser selected by the
Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the specified hereon (herein collectively called the "Certificates"). The
Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Agency Securities, all as more specifically set forth herein and in the Agreement.

         As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Certificate
Administrator from time to time for purposes other than distributions to
Certificateholders, such purposes including without limitation reimbursement to the Company and the Certificate Administrator of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Certificate Administrator and the Trustee and the rights of the
Certificateholders under the Agreement at any time by the Company, the
Certificate Administrator and the Trustee with the consent of the Holders of
Certificates evidencing in the aggregate not less than 66% of the Percentage
Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form

                                     A-2-5

below or other written instrument of transfer in form satisfactory to the
Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Certificate Administrator, the Trustee and the
Certificate Registrar and any agent of the Company, the Certificate
Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Certificate Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

         THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to
Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following receipt of the final distribution to be made on the last remaining Underlying Agency Security in the Trust Fund upon presentation and surrender of such Underlying Agency
Security in accordance with the terms and conditions thereof.

                                     A-2-6

         IN WITNESS WHEREOF, the Trustee has caused this Class R Certificate to be duly executed.

Dated:                                    [NAME OF TRUSTEE],
                                          as Trustee

                                          By:___________________________________
                                             Authorized Signatory

                                     A-2-7

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                         [NAME OF CERTIFICATE REGISTRAR],
                                          as Certificate Registrar

                                          By:___________________________________
                                             Authorized Signatory

                                     A-2-8

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

         (Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within the Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ___________________.

Dated:  ________________

                                   _____________________________________________
                                   Signature by or on behalf of assignor

                                   _____________________________________________
                                   Signature Guaranteed

                                     A-2-9

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________ for the account of
___________________ account number ______________ or, if mailed by check, to
_________________________________ _______________. Applicable statements should be mailed to ___________________________.

         This information is provided by ______________________, the assignee named above, or __________________, as its agent.

                                     A-2-10

                                                                    EXHIBIT B-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF [                            ]     )
                                            ) ss:
COUNTY OF [                           ]     )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he or she is [Title of Officer] of [Name of Owner] (record or beneficial owner (the "Owner") of the Mortgage Pass-Through Certificates,
Series 20[__-__], Class R Certificate (the "Residual Certificates")), a [savings institution] [corporation] duly organized and existing under the laws of [the
State of __________] [the United States], on behalf of which he makes this affidavit and agreement. The Residual Certificates were issued pursuant to the
Trust Agreement, dated as of [________ 1, 20__], among Stanwich Asset Acceptance
Company, L.L.C., as the company (the "Company"), [____________], as certificate administrator (the "Certificate Administrator") and [__________________], as
trustee (the "Trustee").

         2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5)
of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Residual Certificate and (iii) is acquiring the Residual Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity), or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Residual Certificates to disqualified organizations under the
Code that applies to all transfers of Residual Certificates after March 31,
1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for (b) the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Residual Certificates may be "noneconomic residual interests" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will

                                     B-1-1

remain liable for any taxes due with respect to the income of such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         1. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Residual Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         2. That the Owner is aware that the Trustee will not register the transfer of any Residual Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         3. That the Owner has reviewed the restrictions set forth on the face of the Residual Certificates and the provisions of Section 4.02(f) of the
Pooling and Servicing Agreement under which the Residual Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 4.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such
Certificates in violation of Section 4.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         4. The Owner warrants and represents that it is [a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities
Act of 1933, as amended] [a person involved in the organization or operation of the Company or Certificate Administrator, or an affiliate, as defined in Rule
405 under the Securities Act of 1933, as amended, of either of them].

         5. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         6. The Owner's Taxpayer Identification Number is [_____________].

         7. This affidavit and agreement relates only to the Residual
Certificates held by the owner and not to any other holder of the Residual
Certificates. The Owner understands that the liabilities described herein relate only to the Residual Certificates.

         8. That no purpose of the Owner relating to the purchase of any of the
Residual Certificates by the owner is or will be to impede the assessment or collection of any tax.

         9. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the
Residual Certificates remain outstanding. In this regard, the owner hereby represents to and for the benefit of the person from whom it acquired the
Residual Certificate that the Owner intends to pay taxes associated with holding such Residual Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual
Certificate.

                                     B-1-2

         10. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

         11. The Owner is not an employee benefit plan or other plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or
Section 4975 of the Internal Revenue Code of 1986 (the "Code"), or an investment manager, a named fiduciary or a trustee of any such plan or any other Person acting, directly or indirectly, on behalf of or purchasing any Residual
Certificate with "plan assets" of any such plan, and understands that registration of transfer of any Residual Certificate to any such plan, or to any
Person acting on behalf of or purchasing any Residual Certificate with "plan assets" of any such plan, will not be made unless such plan or Person delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the
Company and the Certificate Administrator, to the effect that the purchase and holding of a Residual Certificate by, on behalf of or with "plan assets" of any such plan is permissible under applicable law, would not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Company, the Certificate Administrator or the Trustee to any obligation or liability (including liabilities under Section
406 of ERISA or Section 4975 of the Code) in addition to those undertaken in the
Trust Agreement or any other liability.

                                     B-1-3

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its
[Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this __ day of _____, 20__.

                               [NAME OF OWNER]

                               By:    _____________________________________
                                      [Name of Officer]
                                      [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the
Owner.

         Subscribed and sworn before me this ___ day of ______________, 20__.

                                           ____________________________________
                                           NOTARY PUBLIC

COUNTY OF
STATE OF

         My Commission expires the ___________ day of _____________, 20_.

                                     B-1-4

                                                                    EXHIBIT B-2

                         FORM OF TRANSFEROR CERTIFICATE

                                                           [_____________ 20_]

Stanwich Asset Acceptance Company, L.L.C.
Nine Greenwich Office Park
Greenwich, Connecticut 06831

[Name of Trustee]
[Address of Trustee]

Attention:  [_________________]

         Re: Mortgage Pass-Through Certificates, Residual Certificates,
Series 20[__-__]

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by
[_________] (the "Seller") to [___________] (the "Purchaser") of $[_________]
Initial Certificate Principal Balance of the Mortgage Pass-Through Certificates,
Series 20[__-__], Class R Certificate (the "Residual Certificates"), pursuant to
Section [___________] of the Trust Agreement (the "Trust Agreement"), dated as of [__________ 1, 20__] among Stanwich Asset Acceptance Company, L.L.C., as the company (the "Company"), [___________], as the certificate administrator (the
"Certificate Administrator"), and [_________], as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  1. No purpose of the Seller relating to transfer of the
         Residual Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2. The Seller understands that the Purchaser has delivered to the Trustee and the Certificate Administrator a Transfer Affidavit and
         Agreement in the form attached to the Trust Agreement as Exhibit B-1.
         The Seller does not know or believe that any representation contained therein is false.

                  3. The Seller has at the time of the transfer conducted a
         reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(r)(i) and, as
         a result of that investigation, the Seller has determined that the
         Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its

                                     B-2-1

         debts as they become due in the future. The Seller understands that the transfer of a Residual Certificate may not be respected for United
         States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

                                   Very truly yours,

                                   [NAME OF SELLER]
                                   (Seller)

                                   By:    _____________________________________
                                          Name:
                                          Title:

                                     B-2-2